UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

EA Series Trust
(Exact name of registrant as specified in charter)

19 E. Eagle Road
Havertown, PA 19083
(Address of principal executive offices) (Zip code)

19 E. Eagle Road
Havertown, PA 19083
(Name and address of agent for service)

215-882-9983
Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2024

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

Relative Sentiment Tactical
Allocation ETF

Annual Report

March 31, 2024

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

LETTER TO SHAREHOLDERS
March 31, 2024 (Unaudited)

Dear Relative Sentiment Tactical Allocation ETF Shareholders,

Thank you for your investment in the Relative Sentiment Tactical Allocation ETF (“MOOD” or the “Fund”). The information presented in this letter relates to the operations of the Fund for its fiscal year April 1, 2023 through March 31, 2024 (“FY 2024”).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective of long-term capital appreciation by tactically investing in in equities, bonds, and precious metals (and to a lesser extent commodities and currencies) based on “relative sentiment” factors. The fund expresses its positions using large, liquid, passive ETFs across the different asset classes.

In the view of the Fund’s sub-adviser (Relative Sentiment Technologies, LLC, also referred to as the Sub-Adviser), relative sentiment measures the difference in sentiment between institutional investors and retail investors. The Sub-Adviser uses both public and third-party data sources to assess investor sentiment, including how those sentiments compare among institutional and retail investors.

For FY 2024, MOOD was up 12.08% at its market price and up 12.00% at net asset value (“NAV”). Over the period, MOOD underperformed the 40% Solactive U.S. Agg Bond, 30% GBS U.S. 1000 NTR, 30% GBS Developed Markets ex NA Index, which was up 13.59% - the benchmark.

The best and worst securities listed below are based on their contribution to the Fund’s return over FY 2024, taking into consideration the weighting of each security.

The best performing security in the Fund’s portfolio during FY 2024 was Vanguard Total Stock Market Index Fund ETF, which returned 6.23%. The second-best performing security was Vanguard Tax Managed Fund FTSE Developed Markets ETF, which returned 3.26%. The third best performing security for the period was iShares Core US Aggregate Bond ETF, which returned 0.92%.

The worst performing security in the Fund’s portfolio during FY 2024 was SPDR Gold MiniShares Trust, which returned -0.53%. The second worst performing security was abrdn Physical Gold Shares ETF, which returned -0.49%. The third worst performing security was iShares Silver Trust, which returned -0.45%.

Relative sentiment in equities started off the fiscal year (April 2023) at a strong overweight level (~90% equity allocation) as the market came out of the selloff linked to the collapse of Silicon Valley Bank. The market (S&P 500) then paused for almost two months (going sideways) before breaking out above 4200. During this time, relative sentiment steadily reduced its equity allocation to around 60% from over 90% and thus missed out on capturing more of the robust upside once the market finally surged higher.

Between June and August, equity allocation varied between 50% and 80%. But by September, relative sentiment had lowered its allocation to below 50% equities as the market was beginning to sell off. At the low in October, relative sentiment had gone back to a bullish stance at 60% equities, but quickly lowered its equity exposure by December, as institutions (incorrectly) became more bearish on the market. This lack of equity exposure in December accounted for the lion's share of the fiscal year's underperformance.

By late-December, however, the equity allocation was back near 70% and remained there until late-February at which point it again took a bearish stance. This alternating overweight and underweight allowed MOOD to gain moderate ground on the benchmark as the market peaked and began to roll over.

1. Standard Deviation: It measures the average a return series deviates from its mean. It is oftenused as a measure of risk. When a fund has a high standard deviation, the predicted range of performance implies greater volatility.

2. Basis Points (bps): Is a unit of measure used in quoting yields, changes in yields or differences between yields. One basis point is equal to 0.01%, or one one-hundredth of a percent of yield and 100 basis points equals 1%.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

LETTER TO SHAREHOLDERS (CONTINUED)
March 31, 2024 (Unaudited)
Also helping in March was exposure to precious metals—gold, silver, and gold miners—as relative sentiment in gold market was highly favorable. Those assets greatly outperformed bonds, which substantially aided MOOD’s relative performance to the benchmark.

During the fiscal year, we added a new relative sentiment signal that looks at relative sentiment in growth- (e.g., equities, commodities) and inflation-related (e.g., fixed income, currencies) assets. It is a versatile signal that applies to all asset classes and opens up opportunities to add diversification (in various sectors, regions, countries, commodities, and currencies) in a secular environment where equities and bonds are often moving in tandem, and thus not hedging one another.

In closing, we thank you for your trust and support, and look forward to helping you navigate the uncertain future ahead.

Sincerely,

/s/ Dr. Raymond Micaletti

Dr. Raymond Micaletti
Founder and Chief Executive Officer
Relative Sentiment Technologies, LLC

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

LETTER TO SHAREHOLDERS (CONTINUED)
March 31, 2024 (Unaudited)
The Solactive U.S. Aggregate Bond Index is a total return index that aims to track the performance of the USD denominated bond market. The index includes instruments of the following indices: Solactive MBS USD Index, Solactive Agency Bond USD Index, Solactive Developed Government USD Bond Index, Solactive Development Bank Bond USD TR Index, Solactive Select USD Investment Grade Corporate TR Index, and Solactive U.S. Treasury Bond Index.

The Solactive GBS United States 1000 Index intends to track the performance of the largest 1000 companies from the US stock market and is based on the Solactive Global Benchmark Series. Constituents are selected based on company market capitalization and weighted by free float market capitalization. The index is calculated as a net total return index in USD and is reconstituted quarterly.

The Solactive GBS Developed Markets ex North America Large & Mid Cap USD Index (CA NTR) is part of the Solactive Global Benchmark Series which includes benchmark indices for developed and emerging market countries. The index tracks the performance of the large and mid-cap segment covering approximately the largest 85% of the free-float market capitalization in the Developed Markets excluding North America. It is calculated as a Net Total Return index in CAD and weighted by free-float market capitalization.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. ETF shares may only be redeemed at NAV by authorized participants in large creation units. There can be no guarantee that an active trading market for shares will exist. The trading of shares may incur brokerage commissions.

Any offering must be preceded or accompanied by a prospectus.

Investments involve risk and principal loss is possible. There can be no assurance that the Fund will achieve its investment objective. The Fund is subject to the following principal risks, among others:

Please refer to Note 3 in the Notes to the Financial Statements for the Fund's risk information.

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy, or investment product. We make no representation or warranty as to the accuracy or completeness of the information contained in this report, including third-party data sources. The views expressed are as of the publication date and subject to change at any time. No part of this material may be reproduced in any form or referred to in any other publication without express written permission. References to other funds should not be interpreted as an offer or recommendation of these securities.

The Fund is distributed by Quasar Distributors, LLC. The Fund’s investment adviser is Empowered Funds, LLC dba EA Advisers. The Fund’s investment sub-adviser is Relative Sentiment Technologies, LLC.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

Growth of $10,000 (Unaudited)
$12,000
$11,000
$10,000
$9,000
$8,000
$11,826
$11,553
$11,544
5/19/22
6/30/22
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
Relative Sentiment Tactical Allocation ETF - NAV
Relative Sentiment Tactical Allocation ETF - Market
40% Solactive U.S. Aggregate Bond Index, 30% Solactive GBS United States 1000 NTR Index, 30% Solactive GBS Developed Markets ex North America Large & Mid Cap USD Index

	Average Annual Return*
	1 Year	Since Inception (May 19, 2022)
Relative Sentiment Tactical Allocation ETF - NAV	12.00%	7.99%
Relative Sentiment Tactical Allocation ETF - Market	12.08%	8.03%
40% Solactive U.S. Aggregate Bond Index, 30% Solactive GBS United States 1000 NTR Index, 30% Solactive GBS Developed Markets ex North America Large & Mid Cap USD Index	13.59%	9.39%
*This chart assumes an initial gross investment of $10,000 made on May 19, 2022. Returns shown include the dividends. Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Tabular Presentation of Schedule of Investments
As of March 31, 2024 (Unaudited)

Sector	% Net Assets
Exchange Traded Funds	99.6%
Money Market Funds	0.5%
Liabilities in Excess of Other Assets[1]	(0.1%)
Total	100.0%

1.	Cash, cash equivalents and liabilities in excess of other assets.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF
SCHEDULE OF INVESTMENTS
March 31, 2024

EXCHANGE TRADED FUNDS - 99.6%	Shares	Value
abrdn Physical Gold Shares ETF(a)	70,062	$1,488,117
Health Care Select Sector SPDR Fund	3,010	444,667
iShares 1-3 Year Treasury Bond ETF	10,173	831,948
iShares Core U.S. Aggregate Bond ETF	22,626	2,215,990
iShares Silver Trust(a)	26,160	595,140
Schwab U.S. TIPS ETF	42,799	2,232,396
Utilities Select Sector SPDR Fund	6,861	450,425
VanEck Gold Miners ETF	9,395	297,070
Vanguard FTSE Developed Markets ETF	65,086	3,265,365
Vanguard Total Stock Market ETF	11,532	2,997,167
TOTAL EXCHANGE TRADED FUNDS (Cost $14,197,424)		14,818,285

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%
First American Government Obligations Fund - Class X, 5.25%(b)	71,539	71,539
TOTAL SHORT-TERM INVESTMENTS (Cost $71,539)		71,539

TOTAL INVESTMENTS - 100.1% (Cost $14,268,963)		$14,889,824
Liabilities in Excess of Other Assets - (0.1%)		(10,830)
TOTAL NET ASSETS - 100.0%		$14,878,994

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024

Assets:
Investments in securities, at value (See Note 2)	$14,889,824
Receivable for fund shares sold	1,965,215
Receivable for investments sold	1,844,209
Securities lending income receivable (See Note 5)	364
Dividends and interest receivable	217
Total assets	18,699,829

Liabilities:
Payable for fund shares redeemed	1,965,215
Payable for investment securities purchased	1,847,616
Accrued investment advisory fees (See Note 4)	8,004
Total liabilities	3,820,835
Net Assets	$14,878,994

Net Assets Consist of:
Paid-in capital	$14,431,774
Total distributable earnings (accumulated deficit)	447,220
Net Assets:	$14,878,994

Calculation of Net Asset Value Per Share:
Net Assets	$14,878,994
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	530,000
Net Asset Value per Share	$28.07

Investments in securities, at cost	$14,268,963

The accompanying notes are an integral part of these financial statements.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2024

Investment Income:
Dividend income	$343,792
Interest income	2,003
Securities lending income, net (See Note 5)	1,582
Total investment income	347,377

Expenses:
Investment advisory fees (See Note 4)	76,392
Net expenses	76,392

Net Investment Income (Loss)	270,985

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	786,216
786,216
Net change in unrealized appreciation (depreciation) on:
Investments	392,729
392,729
Net realized and unrealized gain (loss) on investments:	1,178,945
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,449,930

The accompanying notes are an integral part of these financial statements.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023(¹)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$270,985	$100,123
Net realized gain (loss) on investments	786,216	(173,490)
Net change in unrealized appreciation (depreciation) on investments	392,729	228,132
Net increase (decrease) in net assets resulting from operations	1,449,930	154,765

Distributions to Shareholders:
Distributable earnings	(178,877)	(86,034)
Total distributions to shareholders	(178,877)	(86,034)

Capital Share Transactions:
Proceeds from shares sold	39,380,121	11,169,691
Payments for shares redeemed	(32,123,406)	(4,887,196)
Net increase (decrease) in net assets derived from net change in capital share transactions	7,256,715	6,282,495
Net Increase (Decrease) in Net Assets	8,527,768	6,351,226

Net Assets:
Beginning of period	6,351,226	—
End of period	$14,878,994	$6,351,226

Changes in Shares Outstanding:
Shares outstanding, beginning of period	250,000	—
Shares sold	1,500,000	450,000
Shares repurchased	(1,220,000)	(200,000)
Shares outstanding, end of period	530,000	250,000

(1)	The Fund commenced operations on May 19, 2022.

The accompanying notes are an integral part of these financial statements.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

FINANCIAL HIGHLIGHTS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000’s)	Net Expenses (3)(4)(5)	Net Investment Income (Loss)(3)	Portfolio Turnover Rate(6)
For the Year Ended March 31, 2024	$25.40	0.60	2.43	3.03	(0.36)	(0.36)	$28.07	12.00%	$14,879	0.65%	2.31%	192%
May 19, 2022(7) to March 31, 2023	$25.00	0.50	0.24	0.74	(0.34)	(0.34)	$25.40	3.07%	$6,351	0.65%	2.33%	252%

(1) Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2) All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3) For periods of less than one year, these ratios are annualized.
(4) Net expenses include effects of any reimbursement or recoupment.
(5) Net expenses do not include expenses of the investment companies in which the Fund invests.
(6) Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Excludes the impact of in-kind transactions.
(7) Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2024

NOTE 1 – ORGANIZATION

Relative Sentiment Tactical Allocation ETF (the “Fund”) is a series of the EA Series Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is a non-diversified ETF and commenced operations on May 19, 2022. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. The Fund’s investment objective is to seek long-term capital appreciation.

Shares of the Fund are listed and traded on The Nasdaq Stock Market, LLC. Prior to November 21, 2023, the Fund was listed and traded on NYSE Arca, Inc. (“NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fair values for long-term debt securities, including asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), collateralized mortgage obligations (“CMO”), corporate obligations, whole loans, and mortgage-backed securities (“MBS”) are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
March 31, 2024

securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, MBS and ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2024, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of March 31, 2024:

DESCRIPTION	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets
Exchange Traded Funds	$14,818,285	$—	—	$—	$14,818,285
Money Market Funds	71,539	—		—	71,539
Total Investments in Securities	$14,889,824	$—		$—	$14,889,824

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
March 31, 2024

During the fiscal year ended March 31, 2024, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

B.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal year ended March 31, 2024, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended March 31, 2024, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the fiscal year ended March 31, 2024, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities and is comprised of taxes on unrealized gains.

D.Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions to shareholders from net investment income for the Fund and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

E.Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

F.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
March 31, 2024

G.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this Report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

H.Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. In addition, the Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings to paid-in capital. For the fiscal year ended March 31, 2024, the following table shows the reclassifications made:

Distributable Earnings	Paid-in Capital
$(898,122)	$898,122

NOTE 3 – RISKS

Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Quantitative Security Selection & Model Risk. Data for some investors’ holdings or sentiments may be less available and/or less current than data used by other investment advisory firms. The Sub-Adviser uses quantitative analyses, and its processes could be adversely affected if erroneous or outdated data is utilized. Moreover, the data utilized to evaluate investor sentiment will reflect data that is collected by regulators and other third-parties. This data may be incomplete or incorrect and therefore could be inaccurate in whole or in part. If the data is incomplete or incorrect, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been more comprehensive. In addition, securities selected using a quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Foreign Investment Risk. Returns on investments in underlying ETFs that invest foreign securities could be more volatile than, or trail the returns on, ETFs that invest in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
March 31, 2024

jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Bond Risks. In general, the Fund will be subject to bond and fixed income risks. When relative sentiment in equities is “bearish,” those risks will be heightened, because the Fund will invest a higher percentage of its assets in underlying bond ETFs.

Changes in interest rates generally will cause the value of fixed-income and bond instruments held by underlying ETFs to vary inversely to such changes. For example, as interest rates increase, bond prices generally will decrease. The historically low interest rate environment heightens the risks associated with rising interest rates. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. Underlying ETFs may invest in short-term securities that, when interest rates decline, affect the ETF’s yield as these securities mature or are sold and the ETF purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.

Commodities Risk. Commodities include, among other things, energy products, agricultural products, industrial metals, precious metals and livestock. The commodities markets may fluctuate widely based on a variety of factors, including overall market movements, economic events and policies, changes in interest rates or inflation rates, changes in monetary and exchange control programs, war, acts of terrorism, natural disasters and technological developments. Variables such as disease, drought, floods, weather, trade, embargoes, tariffs and other political events, in particular, may have a larger impact on commodity prices than on traditional securities. These additional variables may create additional investment risks that subject an ETF’s/ETP’s investments to greater volatility than investments in traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. These factors may affect the value of an ETF/ETP in varying ways, and different factors may cause the value and the volatility of an ETF/ETP to move in inconsistent directions at inconsistent rates.

Gold Risk. The Fund may, from time to time, invest in underlying exchange-traded products that, in turn, invest primarily in the gold industry. The prices of gold and gold operation companies are affected by the price of gold as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the price of gold may be adversely affected.

Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
March 31, 2024

exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

High Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the selected underlying exchange-traded funds (ETFs) and exchange-traded products (ETPs). An investment in the Fund is subject to the risks associated with the ETFs and ETPs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s ETFs and ETPs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs and ETPs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”

Machine Learning Risk. The Fund relies on publicly available “machine learning” selection processes as well as data and information supplied by third parties that are utilized in those processes. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.

See the Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses.

At a Board meeting held on March 9, 2024, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, approved the Advisory Agreement. Per the Advisory Agreement, the Fund pays an annual rate of 0.65% to the Adviser monthly based on average daily net assets. A description of the Board’s consideration is included in this report.

U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of the Administrator, serves as the Funds’ Custodian.

Relative Sentiment Technologies, LLC, serves as a non-discretionary investment sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for determining the investment exposures for the Fund, subject to the overall supervision and oversight of the Adviser and the Board.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
March 31, 2024

The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

NOTE 5 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

The securities lending agreement provides that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the securities lending agreement between the Fund and the Securities Lending Agent.

During the current fiscal year the Fund had loaned securities and received cash collateral for the loans. The cash collateral was invested by the Securities Lending Agent in accordance with the Trust approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.

As of the end of the current fiscal year, the Fund did not have any securities on loan.

The interest income earned by the Fund on the investment of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income, Net”) is reflected in the Fund’s Statement of Operations. Net securities lending income earned on collateral investments and recognized by the Fund during the current fiscal year ended March 31, 2024 was $1,582.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended March 31, 2024, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$50,497,738	$22,402,773

For the fiscal year ended March 31, 2024, in-kind transactions associated with creations and redemptions were as follows:

Purchases	Sales
$9,064,702	$29,860,528

For the fiscal year ended March 31, 2024, short-term and long-term gains on in-kind transactions were as follows:

Short Term	Long Term
$771,140	$126,982
 There were no purchases or sales of long-term U.S. Government securities during the fiscal year.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
March 31, 2024

NOTE 7 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at March 31, 2024 were as follows:

Tax cost of Investments	$14,291,255
Gross tax unrealized appreciation	$626,855
Gross tax unrealized depreciation	(28,286)
Net tax unrealized appreciation (depreciation)	$598,569
Undistributed ordinary income	18,496
Undistributed long-term gain	-
Total distributable earnings	18,496
Other accumulated gain (loss)	(169,845)
Total accumulated gain (loss)	$447,220

The difference between book and tax-basis cost is attributable to wash sales. Under tax law, certain capital and foreign currency losses realized after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the fiscal year ended March 31, 2024, the Fund did not defer, on a tax basis, any qualified late year losses or post-October capital losses.

At March 31, 2024, the Fund had the following capital loss carryforwards that do not expire:

Unlimited Short-Term	Unlimited Long-Term
$(169,845)	$—

NOTE 8 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal year ended March 31, 2024 and fiscal period ended March 31, 2023 were as follows:

Fiscal Year Ended March 31, 2024	Fiscal Period Ended March 31, 2023
Ordinary Income	Ordinary Income
$178,877	$86,034

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through date the financial statements were issued. There were no transactions that occurred during the year subsequent to March 31, 2024, that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Relative Sentiment Tactical Allocation ETF and
The Board of Trustees of
EA Series Trust

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Relative Sentiment Tactical Allocation ETF (the “Fund”), a series of EA Series Trust (the “Trust”), including the schedule of investments, as of March 31, 2024, the related statement of operations, the statement of changes in net assets and the financial highlights for the year ended March 31, 2024 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations, the changes in its net assets and the financial highlights for the period stated above, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets and financial highlights for the period May 19, 2022 (commencement of operations) through March 31, 2023 have been audited by other auditors, whose report dated May 30, 2023 expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 29, 2024

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

EXPENSE EXAMPLE
March 31, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. The information assumes the reinvestment of all dividends and distributions.

	Annualized Expense Ratio	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period
Actual[1]	0.65%	$1,000.00	$1,128.00	$3.46
Hypothetical (5% annual return before expenses)	0.65%	1,000.00	1,021.75	3.29

1. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366, to reflect the one-half year period.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (each a “Fund”, and collectively, the “Funds”), has adopted a liquidity risk management program (“the Program”) to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect each Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.

The Trust’s Board of Trustees has designated the Chief Operating Officer of the Adviser as the Program Administrator, responsible for administering the Program and its policies and procedures.

At the June 9, 2023, meeting of the Board of Trustees of the Trust, the Program Administrator provided the Trustees with a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended March 31, 2023. The report concluded that the Program appeared effectively tailored to identify potential illiquid scenarios and to enable the Funds to deliver appropriate reporting. In addition, the report concluded that the Program is adequately operating, and its implementation has been effective. The report reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to existing shareholders. The report further described material changes that were made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 75.81%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2024 was 20.89%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for the Fund was 0.00%.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

MANAGEMENT OF THE FUND

Trustees and Officers
The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.
The Board is comprised of four Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of the Adviser. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).
The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below.
The address of each Trustee and each Officer is: c/o EA Series Trust, 19 East Eagle Road, Havertown, PA 19083.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Indefinite term; Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003–present).	52	None
Michael S. Pagano, Ph.D., CFA® Born: 1962	Trustee and Audit Committee Chairman	Indefinite term; Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999–present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008–present).	52	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Indefinite term; Since 2018	Co-founder and CEO, PeopleJoy (2016–present).	52	None
Interested Trustee*
Wesley R. Gray, Ph.D. Born: 1980	Trustee and Chairman	Indefinite term; Since 2014; President (2014 – 2023)	Founder and Executive Managing Member, EA Advisers (2013–present); Founder and Executive Managing Member, Empirical Finance, LLC d/b/a Alpha Architect (2010–present).	52	None
* Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.
Additional information about the Affiliated Trustee and Independent Trustee is available in the Statement of Additional Information (SAI).

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

MANAGEMENT OF THE FUND (CONTINUED)

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Patrick R. Cleary Born: 1982	President and Chief Executive Officer	Since 2023; Chief Compliance Officer (2015 – 2022); Secretary (2015 – 2023)	Chief Operating Officer and Managing Member, Alpha Architect (2014 – present); Chief Executive Officer of EA Advisers (2021 – present).
Alyssa M. Bernard Born: 1988	Secretary	Since 2023	General Counsel, EA Advisers (October 2023–present); Vice President—Regulatory Administration, U.S. Bank Global Fund Services (2021–2023); Assistant Vice President—Regulatory Administration, U.S. Bank Global Fund Services (2018–2021).
Sean Hegarty Born: 1993	Treasurer, Chief Financial Officer and Comptroller	Since 2023; Assistant Treasurer (2022 – 2023)	Chief Operating Officer, EA Advisers (2022–present); Assistant Vice President—Fund Administration, U.S. Bank Global Fund Services (2018–2022); Staff Accountant, Cohen & Company (2015–2018).
Jessica Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer, EA Advisers (2021–present); Chief Compliance Officer, Alpha Architect (2021 – present); Chief Compliance Officer, Snow Capital (2015–2021).
Brian P. Massaro Born: 1997	Assistant Treasurer	Since 2023	Chief Data Officer, EA Advisers (2023 – present); Assistant Operating Officer, EA Advisers (2022 – 2023); Mutual Funds Administrator, U.S. Bank Global Fund Services (2019–2022).

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY CONTRACTS
The Board (the members of which are referred to as “Trustees”) of the EA Series Trust (the “Trust”) met in-person on March 8-9, 2024 to consider the approval of the continuation of the Advisory Agreement between the Trust, on behalf of the Relative Sentiment Tactical Allocation ETF (the “Fund”), and Empowered Funds, LLC dba EA Advisers (the “Adviser”), as well as to consider the approval of the continuation of the Sub-Advisory Agreement between the Adviser and Relative Sentiment Technologies, LLC (the “Sub-Adviser), each for an additional annual term. In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Adviser and Sub-Adviser relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement and Sub-Advisory Agreement. In connection with considering the approval of both the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. In reaching the decision to approve both the Advisory Agreement and Sub-Advisory Agreement, the Board considered and reviewed information provided by the Adviser and Sub-Adviser at this meeting and throughout the year, including among other things information about their respective personnel, operations, financial condition, and compliance and risk management. The Board also reviewed the Advisory Agreement and Sub-Advisory Agreement. During its review and consideration, the Board focused on and reviewed the factors it deemed relevant, including:
Nature, Quality, and Extent of Services. The Board was presented with and considered information concerning the nature, quality, and extent of the overall services provided by the Adviser to the Fund. In this connection, the Board considered the responsibilities of the Adviser, recognizing that the Adviser had invested significant time and effort in structuring the Trust and the Fund, and arranging service providers for the Fund. In addition, the Board considered that the Adviser is responsible for providing investment advisory oversight services to the Fund, executing all Fund transactions, monitoring compliance with the Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by the Adviser in the oversight of the Trust’s administrator, transfer agent and custodian. In addition, the Board evaluated the integrity of each of the Adviser’s and Sub-Adviser’s personnel, the experience of the portfolio managers in managing assets and the adequacy of each of the Adviser’s and the Sub-Adviser’s resources to perform the services provided under the Advisory Agreement and Sub-Advisory Agreement. The Board also considered the Adviser’s ongoing oversight responsibilities vis-à-vis the Sub-Adviser.
Performance. The Board considered the third-party peer group analysis comparing the Fund’s performance to the performance of other funds that the third-party deemed to be comparable to the Fund. It was determined that the Adviser and the Sub-Adviser have consistently managed the Fund’s portfolio in accordance with its stated investment objective and strategies. The Board noted that the Fund outperformed the average total return of its ETF and mutual fund peer groups by 111 (1.11%) and 281 (2.81%) basis points, respectively, over the past 12 months ended December 31, 2023. The Board concluded that the Fund’s performance was reasonable.
Comparative Fees and Expenses. In considering the advisory fees and sub-advisory fees, the Board reviewed and considered the fees in light of the nature, quality, and extent of the services being provided by the Adviser and the Sub-Adviser, respectively. With respect to the advisory fees and expense ratio for the Fund, the Board also considered the fees and expense ratio versus the fees and expenses charged to other ETFs and mutual funds. The Board also considered the allocation of fees between the Adviser and the Sub-Adviser.
The Board compared the Fund’s gross total expense ratio, net total expense ratio, and management fee against the average gross total expense ratio, average net total expense ratio, and average management fee for ETFs and mutual funds in the Fund’s peer group. The Fund’s gross total expense ratio (0.68%) was lower than the average for both ETFs (1.51%) and mutual funds (1.71%); the Fund’s net total expense ratio (0.68%) was lower than the average for both ETFs (0.98%) and mutual funds (1.36%); and the Fund’s management fee (0.65%) was lower than the average for both ETFs (0.74%) and mutual funds (0.81%). The Board considered that the Fund’s fee arrangement in which the Adviser is responsible for paying most of the Fund’s operating expenses out of its resources, noting that comparisons with the Fund’s overall expense ratio may be more relevant than comparisons to management fees only. They stated that such a comparison demonstrates the Fund’s overall cost structure is within the range of expense ratios of its respective ETF and mutual fund peers.
The Board considered, among other information, the data provided in the third-party report comparing the Fund’s fees to those of other funds that the third-party deemed to be comparable to the Fund. Fee information was provided

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY CONTRACTS
in quartiles, ranging from quartile one (the least expensive) to quartile four (the most expensive). This data included a comparison of the Fund’s expense ratio against both ETFs and mutual funds. The Fund’s total expense ratio (for both gross and net) and management fee were in the following quartiles:

Fund	Total Expense Ratio		Net Expense Ratio		Management Fee Only
	ETFs	Mutual Funds	ETFs	Mutual Funds	ETFs	Mutual Funds
MOOD	Quartile 1	Quartile 1 (lowest observed)	Quartile 1	Quartile 1	Quartile 2	Quartile 2
With respect to the sub-advisory fee, the Board noted that it was payable solely out of the unitary management fee payable to the Adviser. The Board considered the representations from the Adviser and the Sub-Adviser that neither firm manages any other accounts that follow a similar strategy as the Fund. The Board was agreeable to the fee levels.
Costs and Profitability. The Board further considered information regarding the potential profits, if any, that may be realized by each of the Adviser and the Sub-Adviser in connection with providing their respective services to the Fund. The Board reviewed the profit and loss information provided by the Adviser with respect to the Fund, noting that the Fund is slightly profitable to the Adviser at this time. The Board also reviewed the same type of information provided by the Sub-Adviser that showed to date it has not realized any profits from its services to the Fund.. They also considered the information provided by the Sub-Adviser that estimated it would reach the breakeven point when the Fund has approximately $43 million in assets. The Board discussed the financial condition of the Sub-Adviser, noting that the Sub-Adviser has sufficient capital to maintain its commitment to the Fund for an additional annual period. The Board also reviewed the costs associated with the personnel, systems and equipment necessary to manage the Fund and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies. The Board also considered other expenses of the Fund the Adviser would pay in accordance with the Advisory Agreement. The Board took into consideration that the Adviser agreed to pay all expenses incurred by the Fund except for the fees paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), the fees and expenses associated with the Fund’s securities lending program, litigation expenses and other non-routine or extraordinary expenses. The Board also considered the respective financial obligations of the Adviser, as well as the Sub-Adviser, who serves as the sponsor of the Fund.
Other Benefits. The Board further considered the extent to which the Adviser or the Sub-Adviser might derive ancillary benefits from the Fund’s operations. For example, the Adviser may engage in soft dollar transactions in the future, although it did not currently plan to do so. In addition, the Adviser may benefit from continued growth in the Trust by potentially negotiating better fee arrangements with key vendors serving the Fund and other series in the Trust.
Economies of Scale. The Board also considered whether economies of scale would be realized by the Fund as its assets grow larger, including the extent to which this is reflected in the level of fees to be charged. The Board also noted that the advisory and sub-advisory fees do not include breakpoints but concluded that it was premature to meaningfully evaluate potential economies of scale given the Fund’s current assets.
Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional annual term; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement and Sub-Advisory Agreement, including the compensation payable under each Agreement, were fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

RELATIVE SENTIMENT TACTICAL ALLOCATION ETF

INFORMATION ABOUT PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge, upon request, by calling (215) 882-9983. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at https://relativesentimentetfs.com.

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling (215) 882-9983, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at https://relativesentimentetfs.com.

When available, information regarding how the Fund’s voted proxies relating to portfolio securities during the twelve months ending June 30 is (1) available by calling (215) 882-9983 and (2) the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (UNAUDITED)

Information regarding how often shares of the Fund trades on an exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at https://relativesentimentetfs.com.

PRIVACY POLICY (UNAUDITED)

EA Series Trust (the “Trust”) is strongly committed to preserving and safeguarding the personal financial information of any customers of the Trust. Confidentiality is extremely important to us.

Regulation S-P requires, among others, each investment company to “adopt written policies and procedures that address administrative, technical, and physical safeguards for the protection of customer records and information.” However, Pursuant to Regulation S-P’s definition of “customer,” the Trust currently does not have, nor does it anticipate having in the future, any customers. In addition, the Trust does not collect any non-public personal information from any consumers.

Nonetheless, the Trust has instituted certain technical, administrative and physical safeguards through which the Trust would seek to protect personal financial information about any customers from unauthorized use and access. First, technical procedures are used in order to limit the accessibility and exposure of Trust-maintained information contained in electronic form. If customer information were obtained by the Trust, such technical procedures would cover such information.

Second, administrative procedures that are in place, would be used to control the number and type of employees, affiliated and nonaffiliated persons, to whom customer information (if the Trust were to obtain any) would be accessible.

Third, physical safeguards have been established, which if customer information were obtained by the Trust, to prevent access to such information contained in hard-copy form.

As these procedures illustrate, the Trust realizes the importance of information confidentiality and security and emphasizes practices which are aimed at achieving those goals.

Adviser
Empowered Funds, LLC dba EA Advisers
19 East Eagle Road
Havertown, Pennsylvania 19083

Sub-Adviser
Relative Sentiment Technologies, LLC
17 Urb Costa Verde
Humacao, Puerto Rico

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave, Suite 2200
Milwaukee, Wisconsin 53202

Custodian and Securities Lending Agent
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310,
Leawood, Kansas 66211

Relative Sentiment Tactical Allocation ETF
Symbol – MOOD
CUSIP – 02072L813

This material must be preceded or accompanied by a prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2024	FYE 3/31/2023
Audit Fees	$8,750	$9,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,250	$2,500
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2024	FYE 3/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2024	FYE 3/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A
The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed Herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EA Series Trust

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer and Principal Executive Officer

Date:	June 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick R. Cleary
Patrick Cleary, President, Chief Executive Officer and Principal Executive Officer

Date:	June 3, 2024

By (Signature and Title)	/s/ Sean R. Hegarty
Sean Hegarty, Treasurer, Chief Financial Officer and Principal Financial Officer

Date:	June 3, 2024